Commitments and contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
23.	Commitments and contingencies:

The Company has obligations under operating lease arrangements that require the following minimum annual payments during the respective fiscal years:

2014	$4,613
2015	4,339
2016	6,331
2017	6,471
2018	5,080
Thereafter	57,322

$84,156

For the year ended December 31, 2013, the Company incurred operating lease expense of $5,675 (year ended December 31, 2012 - $4,492; nine months ended December 31, 2011 - $2,070).

As at December 31, 2013, the Company’s wholly owned subsidiary Emer has provided a total amount of guarantees to third parties of $342 (€248), which include guarantees to its customers for the completion of specific supplies.

The Company is a party to a variety of agreements in the ordinary course of business under which it is obligated to indemnify a third party with respect to certain matters. Typically, these obligations arise as a result of contracts for sale of the Company’s product to customers where the Company provides indemnification against losses arising from matters such as product liabilities. The potential impact on the Company’s financial results is not subject to reasonable estimation because considerable uncertainty exists as to whether claims will be made and the final outcome of potential claims. To date, the Company has not incurred significant costs related to these types of indemnifications.

The Company is engaged in certain legal actions in the ordinary course or business and believes that the ultimate outcome of these actions will not have a material adverse effect on our operating results, liquidity or financial position.